UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2008

CERTIFIED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52786	41-1484782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Zhaoheng BVI
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands

 (Address of principal executive offices and Zip Code)

(852) 2787-3355

 (Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Change in Fiscal Year.

On June 6, 2008, the Board of Directors of Certified Technologies Corporation (the “Company”), approved the change of the Company’s fiscal year end from March 31 to December 31.   Pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Company intends to file with the Securities and Exchange Commission a transition report on Form 10-K for the year ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

            CERTIFIED TECHNOLOGIES CORPORATION

Date:  June 6, 2008                                                                                    By: /s/ Guosheng Xu
                                                                                            Name:  Guosheng Xu
                                Title: Chairman and CEO